Exhibit 99.1
Monday, November 7, 2011
Today’s contents:
•	Medco Extra: Executives update employees on merger progress

Medco Extra: Executives update employees on merger progress
The latest edition of Medco Extra is now available. Last week, Medco Chairman and CEO Dave Snow, President and COO Kenny Klepper, General Counsel, Secretary and President—Global Pharmaceutical Strategies Tom Moriarty and Human Resources SVP Karin Princivalle, delivered a live broadcast to employees about the merger process. Medco Extra highlights key messages from the broadcast, including updates on integration planning and regulatory review. In addition, learn about Medco’s launch of an educational video awareness campaign as part of National Diabetes Month. Also, read how Leadership Excellence magazine recently named Medco among the top companies on its annual leadership development list.
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Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC.
Additional Information and Where to Find It
Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts, has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger, which includes a joint proxy statement/prospectus of Medco and Express Scripts. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus contained therein (including all amendments or supplements to it) because they contain important information.
You can obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You can also obtain copies of Medco’s filings, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings” or by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Copies of Express Scripts’ filings can also be obtained, free of charge, by directing a request to Investor Relations, One Express Way, Saint Louis, MO, 63121.
Participants in Solicitation
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011, and in the Current Report on Form 8-K, as filed with the SEC on September 28, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the registration statement and the joint proxy statement/prospectus contained therein and other relevant documents filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Executives update employees on merger progress
With integration planning rapidly advancing and the regulatory review proceeding apace, Medco and Express Scripts are moving forward with a goal of merging people, cultures and world-class assets to deliver healthcare that is better, faster and cheaper.
That’s the message delivered in a broadcast to employees hosted by Medco Chairman and CEO Dave Snow, President and COO Kenny Klepper, General Counsel, Secretary and President — Global Pharmaceutical Strategies Tom Moriarty and Human Resources SVP Karin Princivalle.
“We’re as bullish on this [merger] as we were when we announced it,” said Snow.

The mandate to slash federal spending, the continuing sluggish economy and the uncertainties in the national healthcare reform debate are among the factors validating the combination.
“The best way to stay relevant is to be better, faster and cheaper,” Snow said. “The combination with Express Scripts is a better solution because of our scale and technology. It prepares us to deal with the cost and quality issues that were not fully addressed in
Speaking to employees (left to right): Kenny Klepper, Karin Princivalle, Dave Snow and Tom Moriarty.
healthcare reform... We see this as a great strategy to perform well in difficult times.”
With a shareholder vote expected no later than January and assuming a positive review by the Federal Trade Commission, the merger transaction is on schedule to close in the first half of 2012.
Maintaining focus
The four senior Medco leaders underscored the importance of maintaining the company’s focus on meeting commitments to clients and patients even as the organization manages continuing activity aimed at securing the
(Continued on page 2)

Medco debuts videos as part of diabetes month
According to World Health Organization estimates, approximately one out of 20 people globally suffers from diabetes. In the U.S., two out of every 25 people have been diagnosed with this condition. Global leaders recognize the crisis. In September, United Nations conference representatives called for world governments to establish plans by 2013 to “curb the risk factors behind the four groups of non-communicable diseases — cardiovascular diseases, cancers, chronic respiratory diseases and diabetes.” Medco is well ahead of those plans, and as National Diabetes Month begins, the company will be debuting a major diabetes education awareness campaign.
“This campaign is designed to educate individuals about the resources available to them in managing their condition. The cornerstone of the campaign is three videos featuring prominent individuals in the diabetes field who discuss the epidemic and answer tough questions posed by Merri Pendergrass, our national practice leader for the Diabetes Therapeutic Resource Center®,” explained Joan Kennedy (left), senior vice president, personal health solutions. “While we observe diabetes month in November, our efforts to prevent and control diabetes is a year-round endeavor. The conversations we had are timeless and, along with other comprehensive diabetes resources, are on Liberty’s and Medco’s websites for reference and use now and throughout the year.”
Being promoted via traditional and social media tools (Facebook and Twitter), the videos feature discussions with prominent individuals in the diabetes field: Vivian A. Fonseca, MD, FRCP, Tullis—Tulane Alumni chair in diabetes
(Continued on page 2)

medco extra extra
Medco named to top leadership development list
Leadership Excellence magazine listed Medco and Audrey Goodman, vice president, center for learning and organizational effectiveness, 50th in its annual ranking of the best 500 leadership development programs and directors in large organizations.
Said Goodman (left): “I’m proud to see Medco recognized for our commitment to employee development and the strength of our development programs. At a time when many companies are cutting back on training, we have continued to find quality ways to invest in the development of our employees, maximizing on individual strengths and motivations. Executive leaders have played a key role in fostering a development culture at Medco.”
Over 1,000 organizations were evaluated on seven criteria including, the impact of programs on stakeholders, the take away value of what is learned, presenter qualifications, measurement and accountability, and whether the training strategy is linked to the company’s vision.
Total gaps in care closed this year
,,
The meter highlights the year-to-
date total gaps closed by Medco
Specialist Pharmacists on the
phone, via RationalMed and
medco.com. It includes all TRCs but
does not include the therapies
managed by Accredo.

© 2011 Medco Health Solutions, Inc. All rights reserved. Medco is a registered trademark of Medco Health Solutions, Inc.

Executives update employees on merger progress (continued)
necessary regulatory approvals and planning for the merger integration.
Klepper noted that teams of Medco and Express Scripts leaders are overseeing 40 separate integration work streams and meetings have been held in locations nationwide as part of a long-term planning and implementation scenario.
“Some decisions may not be made until mid-2012 and we have schedules that extend through 2013.” Klepper conceded the process understandably creates organizational stress, but he noted that the due diligence being done by those teams needs to truly identify the best-in-breed people and best operating practices — enabling the merged company to meet its potential.
FTC review
On the regulatory front, Moriarty described the Federal Trade Commission’s (FTC) review as a “cooperative process,” adding that the companies expect to turn over a significant amount of information. On the regulatory review, and the headlines created by those groups voicing concerns about the merger, he added, “All this was anticipated... We are in good shape.”
Being patient and positive
Princivalle asserted that, ultimately, the success of the merger is largely in the hands of Medco people.
“We can control our approach and attitude. What amazes me about Medco people is our resiliency. We will come through this as a better and stronger organization — we’ve managed change before and we’ve managed it well.”

Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC.
Additional Information and Where to Find it
Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts, has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger, which includes a joint proxy statement/prospectus of Medco and Express Scripts. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus contained therein (including all amendments or supplements to it) because they contain important information. You can obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You can also obtain copies of Medco’s filings, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings” or by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Copies of Express Scripts’ filings can also be obtained, free of charge, by directing a request to Investor Relations, One Express Way, Saint Louis, MO, 63121.
Participants in Solicitation
 Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011 and in the Current Report on Form 8-K, as filed with the SEC on September 28, 2011.
Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the registration statement and the joint proxy statement/prospectus contained therein and other relevant documents filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Added Snow: “We want a merger of our people and cultures —that’s implicit in what (Express Scripts CEO) George Paz and I talk about. Being patient and positive will produce the kind of outcome we want — best-in-breed quality in services and people. We have world-class assets that are part of the constellation of this merger.”

Medco debuts videos as part of diabetes month (continued)
and professor of medicine and chief of the section of endocrinology at Tulane University Medical Center; Dr. Steven Edelman, professor of medicine in the Division of Endocrinology, Diabetes and Metabolism at the University of California at San Diego (UCSD); and, Dr. Philip Raskin, the editor of the Journal of Diabetes and Its Complications.
Three conversations, similar themes
“If you read about the complications of diabetes, about blindness, about amputations, about kidney failure, it is scary,” said Raskin (left). “It turns out all those complications can be avoided by proper care of their diabetes.”

Among other things, including his own battle with diabetes, Edelman (right) spoke about training and support for patients and their families: “We have a whole profession of certified diabetes educators... These are folks who are trained to spend a quality meeting with patients. And they know more about diabetes and the real barriers than anybody else and they have more time... That goes a long way to make their patient much easier to be taken care of.”
“There’s one thing more expensive than taking care of people with diabetes, and that’s taking care of the complications of diabetes,” said Fonseca (left). “One year of dialysis costs an enormous amount of money. We’ve made the very clear link between good care and preventing these long-term complications.
Diabetes, being a chronic disease with so many different facets to it, needs a systems approach.” Fonseca continued. “You have to have management within a system as opposed to a one-on-one encounter that you then forget about.”
He said that the current system of one doctor managing one patient no longer appears to be the best solution.
To view the videos visit www.DiabetesMonth.tv, a website that Medco and Liberty created. The videos will soon be posted to www.medco.com and www.libertymedical.com. Also, on Liberty’s recently redesigned website, explore the diabetes health condition center — a resource that provides comprehensive diabetes management information as well as the ability to connect to specialists who can answer questions.